Exhibit 26(r): Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:

As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997

811-03341

811-04208

811-04855

811-08224

811-09002

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Robert W. Crispin Robert W. Crispin

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:

As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997

811-03341

811-04208

811-04855

811-08224

811-09002

hereby ratifying and confirming on this 20th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Thomas J. McInerney Thomas J. McInerney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:

As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997

811-03341

811-04208

811-04855

811-08224

811-09002

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Kathleen A. Murphy Kathleen A. Murphy

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:

As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997

811-03341

811-04208

811-04855

811-08224

811-09002

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:

As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997

811-03341

811-04208

811-04855

811-08224

811-09002

hereby ratifying and confirming on this 6th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ David A. Wheat David A. Wheat

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:

As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997

811-03341

811-04208

811-04855

811-08224

811-09002

hereby ratifying and confirming on this 4th day of July, 2006 my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton Donald W Britton

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:

As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997

811-03341

811-04208

811-04855

811-08224

811-09002

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson Steven T. Pierson